UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 21, 2009
TLC Vision Corporation

(Exact name of registrant as specified in its charter)

New Brunswick	000-29302	980151150

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5280 Solar Drive, Suite 100, Mississauga, Ontario	L4W 5M8

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (905) 602-2020
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
The information provided in Item 1.03 below regarding the DIP Credit Agreement (as defined below) is incorporated by reference in this Item 1.01.
Item 1.03 Bankruptcy or Receivership.
On December 21, 2009, TLC Vision Corporation (the “Company”) and two of its subsidiaries, TLC Vision (USA) Corporation and TLC Management Services Inc. (collectively, the “Company”), filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (“Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Court”) (Case No. 09-14473(KG)) in connection with a pre-arranged plan of reorganization with the Company’s senior secured lenders. The Company will continue to operate its business as “debtor-in-possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court. In addition, the Company is seeking a recognition of its Chapter 11 filing in a case that it is commencing in the Ontario Superior Court of Justice under the Canadian Companies’ Creditors Arrangement Act. No other company operations, affiliates or subsidiaries — including its TLC Laser Eye Centers — are involved in the filing.
A copy of the press release dated December 21, 2009 announcing the bankruptcy filings is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
In connection with its plan of reorganization, the Company is entering into a $15 million Senior Secured Super Priority Debtor in Possession Credit Agreement (the “DIP Credit Agreement”).
Item 2.03 Creation of a Direct Financial Obligation or Obligation under an Off-Balance Sheet Arrangement of a Registrant.
See Item 1.03 above.
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On December 22, 2009, the Company received an additional staff determination letter from the NASDAQ Stock Market notifying the Company that its common stock will be delisted from the NASDAQ Global Market in accordance with Listing Rules 5101 and 5110(b) and IM-5101-1 as a result of the Company’s filing of petitions under the Bankruptcy Code. See the Company’s Current Report on Form 8-K dated December 18, 2009 for information regarding the NASDAQ staff determination letter the Company had previously received.
On December 23, 2009, the Company issued a press release announcing the receipt of the additional staff delisting determination letter from NASDAQ. A copy of the press release is attached to this current report as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
Exhibit 99.1 — December 21, 2009 Press Release.
Exhibit 99.2 — December 23, 2009 Press Release.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TLC Vision Corporation
December 23, 2009	By:	/s/ James J. Hyland
		Name:	James J. Hyland
		Title:	VP Investor Relations

Exhibit Index

Exhibit No.	Description
99.1	December 21, 2009 Press Release
99.2	December 23, 2009 Press Release